Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Goody’s Family Clothing, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert M. Goodfriend, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert M. Goodfriend

Robert M. Goodfriend
Chairman of the Board and Chief Executive Officer
August 19, 2004

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